Exhibit 23b


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent pubic accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement (Form S-8 No. 33-63059).


                                              /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
March 5, 1998